UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 15, 2021

Upstart Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39797	46-4332431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2950 S. Delaware Street, Suite 300 San Mateo, CA 94403
(Address of principal executive offices)

(650) 204-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	UPST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On March 17, 2021, Upstart Holdings, Inc. (“Upstart”) reported financial results for its fiscal fourth quarter and fiscal year ended December 31, 2020. A copy of the press release is attached as Exhibit 99.1 to this report.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by Upstart regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Upstart is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2021, the Board of Directors (the “Board”) of Upstart elected Kerry Whorton Cooper to serve as a Class III director on Upstart’s Board, effective as of March 15, 2021.

Ms. Cooper served as President and Chief Operating Officer of Rothy’s, a direct to consumer footwear company, from November 2017 to January 2020. Before joining Rothy’s, Ms. Cooper was Chief Executive Officer of Choose Energy, a consumer services energy company, from 2013 to 2016. She is currently a director of PG&E Corp., a utility. Ms. Cooper holds a B.S. in Mechanical Engineering from University of Texas at Austin and an M.B.A. from Harvard Business School. Ms. Cooper was selected to serve on our Board because of her extensive experience as an executive in the consumer space.

In accordance with Upstart’s Outside Director Compensation Policy (the “Policy”), a copy of which is filed as Exhibit 10.7 to Amendment No. 2 to Upstart’s Registration Statement on Form S-1, Ms. Cooper is eligible to receive the standard compensation and equity awards provided to Upstart’s non-employee directors for their services pursuant to the Policy.

Upstart will enter into its standard form of indemnification agreement with Ms. Cooper, the form of which is filed as Exhibit 10.1 to Amendment No. 2 to Upstart’s Registration Statement on Form S-1. Ms. Cooper has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act. There are no arrangements or understandings between Ms. Cooper and any other persons pursuant to which Ms. Cooper was appointed a director of Upstart.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Upstart Holdings, Inc. dated March 17, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Upstart Holdings, Inc.

Dated: March 17, 2021	By:	/s/ Sanjay Datta
Sanjay Datta
Chief Financial Officer